     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORT – OCTOBER 10, 2007

XL GENERATION INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-31165	20-0909393
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

     353, St-Nicolas Street
Suite 205, Montreal, Quebec, Canada
H2Y 2P1
(Address of principal executive offices)

(514) 397-0575 (228)
(Registrant’s telephone number, including area code)

     Sumpfstrasse 32
6304 Zug, Switzerland
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

__________________________________________________________________________________________________________________________________________

Item 8.01:  Other Events.

Change of Business

In the last 15 years after the United Nations Framework Convention on Climate Change – UNFCC and the Kyoto Protocol, the climate and environmental issues have been a main subject of discussion and following the Courts settlement; of April 24, 2007, the Board of Directors of XL Generation International Inc. (the “Company”),has decided to seek the approval of the
Shareholders of the Company to change the name of the Company from XL Generation International Inc. to Ecolocap Solutions Inc., a name more representative of the business opportunities the Company is looking into at this present moment.

Special meeting of Shareholders of XL Generation International Inc.

On October 10, 2007, the Board of Directors of the Company has filed a definitive proxy statement on form 14A, calling for a special meeting of the shareholders of the Company on October 25,  2007 for the purpose of considering and acting upon the proposed amendment of the Company’s Certificate of Incorporation to change the name of the Company from XL Generation International Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, XL Generation International Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XL GENERATION INTERNATIONAL INC.

Dated: October  19 , 2007

By:  ALEXANDER C. GILMOUR
Name:  Alexander C. Gilmour
Title:  Acting Chief Executive Officer and Director